UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2018

Hawaiian Telcom Holdco, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34686	16-1710376
(Commission File Number)	(IRS Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 546-4511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01 Other Events.

On June 11, 2018, Hawaiian Telcom Holdco, Inc. (the “Company”) and Cincinnati Bell Inc. (“Cincinnati Bell”) issued a joint press release (the “Press Release”) announcing an election deadline of 5:00 p.m., New York time, on June 21, 2018 for stockholders of the Company to elect the form of consideration they wish to receive, subject to the proration procedures described in that certain Agreement and Plan of Merger (the “merger agreement”), dated as of July 9, 2017, by and among the Company, Twin Acquisition Corp. (“Merger Sub”) and Cincinnati Bell, for their shares of Company common stock in connection with the proposed merger of the Company with and into Merger Sub pursuant to the merger agreement (the “merger”).

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release of Hawaiian Telcom Holdco, Inc. and Cincinnati Bell Inc., dated June 11, 2018.

No Offer or Solicitation

This report is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find it

In connection with the proposed transaction between the Company and Cincinnati Bell, Cincinnati Bell has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on August 17, 2017, as amended on August 30, 2017 and October 2, 2017 (the “Registration Statement”) (which Registration Statement was declared effective on October 5, 2017), which includes a final prospectus with respect to Cincinnati Bell’s common shares to be issued in the proposed transaction and a definitive proxy statement for Hawaiian Telcom’s stockholders (the “Definitive Proxy Statement”), and the Company began mailing the Definitive Proxy Statement to its stockholders on or about October 10, 2017 and may file other documents regarding the proposed transaction with the SEC. SECURITY HOLDERS ARE URGED AND ADVISED TO READ ALL RELEVANT MATERIALS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION

ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement and the Definitive Proxy Statement and any other documents filed or furnished by Cincinnati Bell or the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders are able to obtain free copies of the Registration Statement from Cincinnati Bell by going to its investor relations page on its corporate web site at www.cincinnatibell.com and free copies of the Definitive Proxy Statement from the Company by going to its investor relations page on its corporate web site at www.hawaiiantel.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this report and any exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, uncertainties and other factors that could cause the actual results to differ materially from such forward-looking statements, including, but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or conditions to the closing of the merger may not be satisfied or waived, (2) the failure to satisfy the closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger, (4) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (5) the transaction may involve unexpected costs, liabilities or delays, (6) the Company’s business may suffer as a result of the uncertainty surrounding the transaction, (7) the outcome of any legal proceeding relating to the transaction, (8) the Company may be adversely affected by other economic, business and/or competitive factors, (9) the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (10) the risk that the businesses of Cincinnati Bell and the Company will not be integrated successfully, and (11) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. In addition, certain risks, uncertainties and other important factors relating to the Company’s business could cause actual results to differ materially from those described in forward-looking statements and from historical results, including, but not limited to (1) failures in the Company’s critical back office systems and IT infrastructure, (2) a breach of the Company’s data security systems, (3) increases in the amount of capital expenditures required to execute the Company’s business plan, (4) the loss of certain outsourcing agreements, or the failure of any third party to perform under these agreements; adverse changes to applicable laws and regulations, (5) the failure to adequately adapt to technological changes in the telecommunications industry, including changes in consumer technology preferences, (6) adverse economic conditions in Hawaii, (7) the availability of lump sum distributions under the Company’s union pension plan; limitations on the ability to utilize net operating losses due to an ownership change under Internal Revenue Code Section 382, (8) the inability to service the Company’s indebtedness, (9) limitations imposed on the Company’s business from restrictive covenants in the Company’s credit agreements, (10) severe weather conditions and natural disasters, (11) network disruptions or other delays or interruptions of service, and (12) failure to renegotiate programming contracts with television content providers.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2017 Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of Hawaiian Telcom Holdco, Inc. and Cincinnati Bell Inc., dated June 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 2018

HAWAIIAN TELCOM HOLDCO, INC.

/s/ Scott K. Barber
Scott K. Barber
President and CEO